FOR IMMEDIATE RELEASE
Contact: Courtney Yopp Norris
(502) 636-4564
Courtney.Norris@kyderby.com

CHURCHILL DOWNS INCORPORATED REPORTS 2014 THIRD-QUARTER RESULTS

LOUISVILLE, Ky. (Oct. 29, 2014) - Churchill Downs Incorporated (NASDAQ: CHDN) (CDI or Company) today reported business results for the third-quarter ended Sept. 30, 2014.

2014 THIRD-QUARTER HIGHLIGHTS:

•	Record Adjusted EBITDA of $32.2 million, up 1% over 2013’s third-quarter

•	Net revenues of $173.7 million declined 6% compared to prior year, driven by the closure of racing operations at Calder and loss of Texas online wagering

•
Gaming Operations Adjusted EBITDA increased $4.4 million, 22% above 2013’s third-quarter, as a result of CDI’s share of the increase in operating income from Miami Valley Gaming (MVG) and a full period of results from Oxford Casino

•	Online Business Adjusted EBITDA declined $1.9 million, 15% below the same period in 2013, as organic growth was outpaced by the loss of Texas online wagering and new online wagering taxes

•
Earnings from continuing operations dropped $5.7 million, or 62%, primarily as the result of one-time effects of leasing the pari-mutuel operations at Calder and the non-recurrence of $4.2 million in Illinois Horse Racing Equity Trust Fund income that occurred in the third-quarter of 2013

MANAGEMENT COMMENTARY
Bill Carstanjen, Chief Executive Officer of CDI commented, “We were pleased with our third-quarter results which were in line with our internal expectations. We produced record Adjusted EBITDA of $32.2 million, despite generally soft regional gaming trends and changes to the legal and tax environment affecting our online operations. We continued to make strategic investments in the development of our real-money internet gaming platform and incurred costs associated with our Capital View Casino joint venture bid for a New York gaming license.”

Churchill Downs Incorporated Reports 2014 Third-Quarter Results
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2014 THIRD-QUARTER CONSOLIDATED FINANCIAL RESULTS
(in millions, except per share data):

	Third Quarter
	2014	2013	% Change
GAAP Measures:
Net revenues	$173.7	$185.5	(6)
Earnings from continuing operations	3.5	9.2	(62)
Diluted earnings from continuing operations per share	$0.20	$0.51	(61)
Net cash flow provided by operating activities	114.2	114.4	—

Non-GAAP Measure:
Adjusted EBITDA	$32.2	$31.8	1
Primarily due to the leasing of pari-mutuel operations at Calder Race Course and the loss of Texas online wagering, CDI’s net revenues for the third-quarter of 2014 declined $11.8 million, or 6%. Additionally, net revenues declined as a result of generally soft regional gaming trends as well as declines in Racing Operations’ handle resulting from smaller field sizes at Arlington. Partially offsetting the overall decline was a $2.0 million increase in Gaming revenues due to a full-quarter of net revenues from Oxford Casino, which CDI acquired on July 17, 2013.
Earnings from continuing operations declined $5.7 million to $3.5 million during the quarter. In addition to the decline in net revenues, prior year earnings included $4.2 million of miscellaneous income recognition related to the Illinois Horse Racing Equity Trust Fund. Finally, Calder racing exit costs including severance of $2.3 million and accelerated depreciation of $1.3 million also contributed to the decreased earnings and earnings per share results.
During the third-quarter of 2014, CDI reported record Adjusted EBITDA of $32.2 million, 1% above 2013’s third-quarter, driven by a $4.4 million increase in CDI’s Gaming Adjusted EBITDA, which benefited from the addition of CDI’s two newest gaming properties, MVG and Oxford, as well as improved profitability from our two Mississippi properties - Harlow’s Casino and Riverwalk Casino.
2014 THIRD-QUARTER BUSINESS SEGMENT OVERVIEW
GAMING RESULTS
(in millions):

	Third Quarter
	2014	2013	% Change

Net revenues	$81.8	$79.8	2
Adjusted EBITDA	24.9	20.5	22

During the third-quarter of 2014, Gaming net revenues increased $2.0 million, or 2%, primarily due to an additional 16 days of operation at Oxford. Partially offsetting this increase were declines in our other gaming operations primarily driven by regional gaming weakness and the exit of poker operations at Calder.
Gaming Adjusted EBITDA increased $4.4 million with the addition of a full period of results from Oxford, which increased $1.3 million for the period, CDI’s share of MVG operating income of $2.5

Churchill Downs Incorporated Reports 2014 Third-Quarter Results
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million, and Harlow's Adjusted EBITDA increase of $0.7 million from cost reductions and an improvement in table games. Partially offsetting these increases was a decline in our Louisiana Gaming operations’ Adjusted EBITDA of $0.2 million, which was affected by an overall decline in the New Orleans market, and a decline in Calder Casino Adjusted EBITDA of $0.2 million from heightened competition in the local market.

ONLINE BUSINESS RESULTS
(in millions):

	Third Quarter
	2014	2013	% Change

Net revenues	$46.3	$48.5	(5)
Adjusted EBITDA	11.1	13.0	(15)
Total handle	224.4	230.9	(3)
CDI Online Business third quarter revenues decreased $2.2 million due to the loss of Texas resident wagering beginning on September 25, 2013. Excluding Texas resident wagering from the prior year, Online Business handle increased 3.0% compared to a total industry handle decline of 4.2%, outpacing industry growth by 7.2 percentage points.
Online Business Adjusted EBITDA decreased $1.9 million due to the loss of Texas resident wagering, which resulted in a handle decline of $13.2 million and a corresponding Adjusted EBITDA decline of $1.7 million. Additionally, new online pari-mutuel taxes in New York and Pennsylvania reduced Adjusted EBITDA by $0.7 million during the quarter.

RACING OPERATIONS RESULTS
(in millions):

	Third Quarter
	2014	2013	% Change

Net revenues	$41.1	$50.7	(19)
Adjusted EBITDA	(1.2)	(0.9)	(36)
Total handle	283.5	413.9	(32)
Primarily due to the leasing of pari-mutuel operations at Calder on July 1, 2014, Racing Operations net revenues decreased $9.6 million. Arlington revenues declined $1.6 million due to a 15% decline in handle from smaller field sizes. Finally, Fair Grounds had two fewer live quarter horse race dates, compared to 2013, and saw a 7% decline in handle.
Racing Operations Adjusted EBITDA improvements from Calder lease income were offset by lower earnings at our other tracks on lower pari-mutuel revenues which were experienced industry wide in the third quarter.

BUSINESS RESULTS CONFERENCE CALL

Churchill Downs Incorporated Reports 2014 Third-Quarter Results
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A conference call regarding this news release is scheduled for Thursday, October 30, 2014, at 9 a.m. ET. Investors and other interested parties may listen to the teleconference by accessing the online, real-time webcast and broadcast of the call at www.churchilldownsincorporated.com, or by dialing (877) 372-0878 and entering the pass code 22012440 at least 10 minutes before the appointed time. International callers should dial (253) 237-1169. The online replay will be available at approximately noon EDT and continue for two weeks at www.churchilldownsincorporated.com. A copy of the Company’s news release announcing quarterly results and relevant financial and statistical information about the period will be accessible at www.churchilldownsincorporated.com.
In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has provided a non-GAAP measurement, which presents a financial measure of earnings before interest, taxes, depreciation and amortization and certain other items as described in the Company’s Annual Report on Form 10K (“Adjusted EBITDA”). Churchill Downs Incorporated uses Adjusted EBITDA as a key performance measure of results of operations for purposes of evaluating performance internally. The Company believes the use of this measure enables management and investors to evaluate and compare, from period to period, the Company’s operating performance in a meaningful and consistent manner. This non-GAAP measurement is not intended to replace the presentation of the Company’s financial results in accordance with GAAP.
ABOUT CHURCHILL DOWNS INCORPORATED
Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns and operates the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as racetrack and casino operations in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; a casino resort in Greenville, Miss.; a casino hotel in Vicksburg, Miss.; a casino in Oxford, Maine; and a 50 percent owned joint venture, Miami Valley Gaming and Racing LLC, in Lebanon, Ohio. CDI also owns the country's premier online wagering company, TwinSpires.com; the totalisator company, United Tote; Bluff Media, an Atlanta-based multimedia poker company; and a collection of racing-related telecommunications and data companies. Additional information about CDI can be found online at www.churchilldownsincorporated.com.
The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently.
Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the impact of increasing insurance costs; the impact of interest rate fluctuations; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Kentucky, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel or gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability

Churchill Downs Incorporated Reports 2014 Third-Quarter Results
Page 5 of 13, September 30, 2014

to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate acquisitions and planned expansion projects including the effect of required payments in the event we are unable to complete acquisitions; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; our accountability for environmental contamination; the inability of our Online Business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic or anticipated levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limitation, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.
You should read this discussion in conjunction with the condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the year ended December 31, 2013 for further information.

Churchill Downs Incorporated Reports 2014 Third-Quarter Results
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CHURCHILL DOWNS INCORPORATED
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)
(in thousands, except per common share data)

	Three Months Ended
	September 30,
	2014	2013	% Change
Net revenues:
Racing	$41,055	$50,687	(19)
Gaming	81,805	79,832	2
Online	46,266	48,522	(5)
Other	4,539	6,455	(30)
	173,665	185,496	(6)
Operating expenses:
Racing	46,492	54,375	(14)
Gaming	60,618	61,086	(1)
Online	31,872	32,227	(1)
Other	5,837	6,367	(8)
Selling, general and administrative expenses	20,473	21,188	(3)
Operating income	8,373	10,253	(18)
Other income (expense):
Interest income	6	6	—
Interest expense	(5,173)	(1,407)	U
Equity in gains (losses) of unconsolidated investments	1,057	(887)	F
Miscellaneous, net	114	4,438	(97)
	(3,996)	2,150	U
Earnings from continuing operations before provision for income taxes	4,377	12,403	(65)
Income tax provision	(846)	(3,195)	74
Earnings from continuing operations	3,531	9,208	(62)
Discontinued operations, net of income taxes:
Earnings from operations	—	41	(100)
Net earnings and comprehensive income	$3,531	$9,249	(62)

Net earnings per common share data:
Basic
Net earnings	$0.21	$0.52	(60)
Diluted
Net earnings from continuing operations	$0.20	$0.51	(61)
Discontinued operations	—	0.01	(100)
Net earnings	$0.20	$0.52	(62)

Weighted average shares outstanding:
Basic	17,020	17,328
Diluted	17,303	17,955

Churchill Downs Incorporated Reports 2014 Third-Quarter Results
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CHURCHILL DOWNS INCORPORATED
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)
(in thousands, except per common share data)

	Nine Months Ended
	September 30,
	2014	2013	% Change
Net revenues:
Racing	$231,069	$235,887	(2)
Gaming	250,318	218,808	14
Online	149,426	143,969	4
Other	13,813	18,302	(25)
	644,626	616,966	4
Operating expenses:
Racing	175,195	185,655	(6)
Gaming	185,017	161,698	14
Online	102,260	95,807	7
Other	17,885	17,926	—
Selling, general and administrative expenses	60,604	60,842	—
Insurance recoveries, net of losses	(431)	(375)	15
Operating income	104,096	95,413	9
Other income (expense):
Interest income	15	105	(86)
Interest expense	(15,107)	(4,139)	U
Equity in gains (losses) of unconsolidated investments	5,853	(1,682)	F
Miscellaneous, net	482	5,468	(91)
	(8,757)	(248)	U
Earnings from continuing operations before provision for income taxes	95,339	95,165	—
Income tax provision	(35,175)	(34,559)	(2)
Earnings from continuing operations	60,164	60,606	(1)
Discontinued operations, net of income taxes:
Loss from operations	—	(1)	100
Net earnings and comprehensive income	$60,164	$60,605	(1)

Net earnings per common share data:
Basic
Net earnings	$3.44	$3.44	—
Diluted
Net earnings	$3.40	$3.39	—

Weighted average shares outstanding:
Basic	17,322	17,269
Diluted	17,670	17,881

Churchill Downs Incorporated Reports 2014 Third-Quarter Results
Page 8 of 13, September 30, 2014

CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the three months ended September 30,
(Unaudited) (in thousands, except per common share data)

	2014	2013	% Change

Net revenues from external customers:
Churchill Downs	$8,021	$7,956	1
Arlington Park	26,974	28,473	(5)
Calder	786	8,597	(91)
Fair Grounds	5,274	5,661	(7)
Total Racing Operations	41,055	50,687	(19)
Calder Casino	18,104	19,157	(5)
Fair Grounds Slots	9,453	9,781	(3)
VSI	8,190	8,443	(3)
Harlow's Casino	12,197	12,082	1
Oxford Casino	21,887	17,730	23
Riverwalk Casino	11,974	12,639	(5)
Total Gaming	81,805	79,832	2
Online Business	46,266	48,522	(5)
Other Investments	4,249	6,135	(31)
Corporate	290	320	(9)
Net revenues from external customers	$173,665	$185,496	(6)

Intercompany net revenues:
Churchill Downs	$678	$689	(2)
Arlington Park	2,001	2,070	(3)
Calder	—	412	(100)
Fair Grounds	15	22	(32)
Total Racing Operations	2,694	3,193	(16)
Online Business	240	211	14
Other Investments	829	938	(12)
Eliminations	(3,763)	(4,342)	(13)
Net revenues	$—	$—	—

Reconciliation of Adjusted EBITDA to net earnings:
Racing Operations	$(1,229)	$(907)	(36)
Gaming	24,937	20,496	22
Online Business	11,098	12,998	(15)
Other Investments	(1,254)	469	U
Corporate	(1,398)	(1,215)	(15)
Total Adjusted EBITDA	32,154	31,841	1
Other charges	(2,298)	—	U
HRE Trust Fund proceeds	—	4,249	(100)
Share-based compensation expense	(2,213)	(5,990)	63
Pre-opening costs	—	(500)	100
MVG interest expense, net	(819)	—	U
Depreciation and amortization	(17,280)	(15,796)	(9)
Interest (expense) income, net	(5,167)	(1,401)	U
Income tax provision	(846)	(3,195)	74
Earnings from continuing operations	3,531	9,208	(62)
Discontinued operations, net of income taxes	—	41	(100)
Net earnings and comprehensive income	$3,531	$9,249	(62)

Churchill Downs Incorporated Reports 2014 Third-Quarter Results
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CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the nine months ended September 30,
(Unaudited) (in thousands, except per common share data)

	2014	2013	% Change

Net revenues from external customers:
Churchill Downs	$128,511	$118,534	8
Arlington Park	54,289	57,720	(6)
Calder	18,524	27,908	(34)
Fair Grounds	29,745	31,725	(6)
Total Racing Operations	231,069	235,887	(2)
Calder Casino	58,560	60,109	(3)
Fair Grounds Slots	30,823	32,123	(4)
VSI	25,771	27,449	(6)
Harlow's Casino	38,425	40,533	(5)
Oxford Casino	58,808	17,730	F
Riverwalk Casino	37,931	40,864	(7)
Total Gaming	250,318	218,808	14
Online Business	149,426	143,969	4
Other Investments	12,864	17,408	(26)
Corporate	949	894	6
Net revenues from external customers	$644,626	$616,966	4

Intercompany net revenues:
Churchill Downs	$5,851	$5,485	7
Arlington Park	4,795	3,110	54
Calder	707	917	(23)
Fair Grounds	744	855	(13)
Total Racing Operations	12,097	10,367	17
Online Business	714	657	9
Other Investments	2,937	3,188	(8)
Eliminations	(15,748)	(14,212)	11
Net revenues	$—	$—	—

Reconciliation of Adjusted EBITDA to net earnings:
Racing Operations	$66,600	$58,353	14
Gaming	78,362	61,788	27
Online Business	35,135	38,424	(9)
Other Investments	(3,280)	1,698	U
Corporate	(3,645)	(3,380)	(8)
Total Adjusted EBITDA	173,172	156,883	10
Other charges	(2,298)	—	U
Insurance recoveries, net of losses	431	375	15
HRE Trust Fund proceeds	—	4,541	(100)
Share-based compensation expense	(10,567)	(15,567)	32
Pre-opening costs	(27)	(1,211)	98
MVG interest expense, net	(1,956)	—	U
Depreciation and amortization	(48,324)	(45,822)	(5)
Interest (expense) income, net	(15,092)	(4,034)	U
Income tax provision	(35,175)	(34,559)	(2)
Earnings from continuing operations	60,164	60,606	(1)
Discontinued operations, net of income taxes	—	(1)	100
Net earnings and comprehensive income	$60,164	$60,605	(1)

Churchill Downs Incorporated Reports 2014 Third-Quarter Results
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CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the three and nine months ended September 30,
(unaudited) (in thousands)

	Three Months Ended September 30,		Change
Intercompany management fee (expense) income:	2014	2013	$	%
Racing Operations	$(1,505)	$(1,441)	$(64)	(4)
Gaming	(2,319)	(1,978)	(341)	(17)
Online Business	(1,340)	(1,198)	(142)	(12)
Other Investments	(134)	(168)	34	20
Corporate Income	5,298	4,785	513	11
Total management fees	$—	$—	$—

	Nine Months Ended September 30,		Change
Intercompany management fee (expense) income:	2014	2013	$	%
Racing Operations	$(5,683)	$(5,500)	$(183)	(3)
Gaming	(5,850)	(4,888)	(962)	(20)
Online Business	(3,573)	(3,174)	(399)	(13)
Other Investments	(347)	(443)	96	22
Corporate Income	15,453	14,005	1,448	10
Total management fees	$—	$—	$—

Churchill Downs Incorporated Reports 2014 Third-Quarter Results
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CHURCHILL DOWNS INCORPORATED CONSOLIDATED STATEMENTS OF CASH FLOWS Nine Months Ended September 30, (unaudited) (in thousands)

	2014	2013
Cash flows from operating activities:
Net earnings and comprehensive income	$60,164	$60,605
Adjustments to reconcile net earnings and comprehensive income to net cash provided by operating activities:
Depreciation and amortization	48,324	45,822
Gain on asset disposition	(405)	(495)
Equity in (gain) loss of unconsolidated investments	(5,853)	1,682
Share-based compensation	10,567	15,567
Other	458	555
Increase (decrease) in cash resulting from changes in operating assets and liabilities, net of business acquisitions and dispositions:
Restricted cash	8,525	2,056
Accounts receivable	(1,455)	(8,482)
Other current assets	(3,346)	(793)
Accounts payable	2,872	5,812
Purses payable	(6,336)	(3,284)
Accrued expenses	2,707	2,202
Deferred revenue	(24,797)	(17,100)
Income taxes receivable and payable	20,482	9,305
Other assets and liabilities	2,338	921
Net cash provided by operating activities	114,245	114,373
Cash flows from investing activities:
Additions to property and equipment	(48,854)	(29,858)
Acquisition of business, net of cash	—	(154,872)
Acquisition of intangible asset	—	(2,500)
Acquisition of gaming license	(2,250)	(2,250)
Investment in joint ventures	(9,375)	(27,000)
Purchases of minority investments	(273)	(625)
Proceeds on sale of property and equipment	925	4
Change in deposit wagering asset	404	(3,841)
Net cash used in investing activities	(59,423)	(220,942)
Cash flows from financing activities:
Borrowings on bank line of credit	317,379	641,665
Repayments of bank line of credit	(303,179)	(526,611)
Change in bank overdraft	1,580	(1,103)
Payments of dividends	(15,186)	—
Repurchase of common stock	(61,561)	—
Repurchase of common stock from share-based compensation	(9,298)	(5,940)
Common stock issued	7,475	1,135
Windfall tax benefit from share-based compensation	6,904	2,194
Loan origination fees	(170)	(2,038)
Debt issuance costs	(1,029)	—
Change in deposit wagering liability	(404)	3,841
Net cash (used in) provided by financing activities	(57,489)	113,143
Net (decrease) increase in cash and cash equivalents	(2,667)	6,574
Cash and cash equivalents, beginning of year	44,708	37,177
Cash and cash equivalents, end of year	$42,041	$43,751

Churchill Downs Incorporated Reports 2014 Third-Quarter Results
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CHURCHILL DOWNS INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited) (in thousands)

	September 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$42,041	$44,708
Restricted cash	27,144	36,074
Accounts receivable, net	35,410	46,572
Deferred income taxes	5,357	8,927
Income taxes receivable	—	12,398
Other current assets	16,393	12,036
Total current assets	126,345	160,715
Property and equipment, net	591,678	585,498
Investment in and advances to unconsolidated affiliate	99,198	86,151
Goodwill	300,616	300,616
Other intangible assets, net	191,915	198,149
Other assets	22,512	21,132
Total assets	$1,332,264	$1,352,261
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$49,024	$43,123
Bank overdraft	2,553	973
Account wagering deposit liabilities	18,275	18,679
Purses payable	12,503	18,839
Accrued expenses	62,891	66,469
Accrued interest payable	5,026	859
Current maturities of long-term debt	—	15,186
Income taxes payable	4,513	—
Deferred revenue	12,496	49,078
Total current liabilities	167,281	213,206
Long-term debt, net of current maturities	383,391	369,191
Other liabilities	20,061	17,753
Deferred revenue	15,916	16,706
Deferred income taxes	30,616	30,616
Total liabilities	617,265	647,472
Commitments and contingencies
Shareholders’ equity:
Preferred stock, no par value; 250 shares authorized; no shares issued	—	—
Common stock, no par value; 50,000 shares authorized; 17,322 shares issued at September 30, 2014 and 17,948 shares issued at December 31, 2013	246,001	295,955
Retained earnings	468,998	408,834
Total shareholders’ equity	714,999	704,789
Total liabilities and shareholders’ equity	$1,332,264	$1,352,261

Churchill Downs Incorporated Reports 2014 Third-Quarter Results
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CHURCHILL DOWNS INCORPORATED
JOINT VENTURE FINANCIAL STATEMENTS
for the three and nine months ended September 30,
(Unaudited)

Summarized financial information for Miami Valley Gaming, LLC is comprised of the following (in thousands):

	Three Months Ended September 30,			Nine Months Ended September 30,
	2014	2013	% Change	2014	2013	% Change
Gaming revenue	$33,365	$—	F	$98,928	$—	F
Non-gaming revenue	1,289	1,305	(1)%	4,833	4,509	7%
Net revenues	34,654	1,305	F	103,761	4,509	F
Operating and SG&A expenses	26,123	1,347	U	76,387	4,703	U
Adjusted EBITDA	8,531	(42)	F	27,374	(194)	F
Depreciation & amortization expenses	3,474	101	U	10,315	114	U
Pre-opening expenses	—	1,001	F	54	2,422	F
Operating income (loss)	5,057	(1,144)	F	17,005	(2,730)	F
Interest (expense) income, net	(1,380)	—	U	(3,654)	—	U
Net earnings (loss)	$3,677	$(1,144)	F	$13,351	$(2,730)	F

Reconciliation of operating income (loss) to Churchill Downs' Adjusted EBITDA	Three Months Ended September 30,			Nine Months Ended September 30,
	2014	2013	% Change	2014	2013	% Change
Operating income (loss)	$5,057	$(1,144)	F	$17,005	$(2,730)	F
Pre-opening expenses	—	1,001	(100)%	54	2,422	(98)%
	5,057	(143)	F	17,059	(308)	F
Churchill Downs' Adjusted EBITDA	$2,529	$(72)	F	$8,530	$(154)	F

	September 30, 2014	December 31, 2013
Assets
Current assets	$25,882	$18,002
Property and equipment, net	133,021	151,434
Other assets, net	80,407	80,665
Total assets	$239,310	$250,101

Liabilities and Members' Equity
Current liabilities	$14,468	$46,966
Current portion of long-term debt	8,332	8,332
Long-term debt, excluding current portion	28,039	32,426
Other liabilities	75	75
Members' equity	188,396	162,302
Total liabilities and members' equity	$239,310	$250,101